Investments - Credit portion of other-than-temporary impairments on fixed maturities for which the non-credit portion of an impairment has been recognized in OCI (Details) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2018	Dec. 31, 2017	Dec. 31, 2016
Other than Temporary Impairment, Credit Losses Recognized in Earnings [Roll Forward]
Balance at January 1	$ 99	$ 104	$ 110
Additional credit impairments on:
Previously impaired securities	0	1	1
Securities without prior impairments	1	2	0
Reductions due to sales or redemptions	(3)	(8)	(7)
Balance at December 31	$ 97	$ 99	$ 104